UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2016

SYMMETRY SURGICAL INC.

(Exact name of registrant as specified in its charter)

Delaware	3842	47-1523659
(State or other jurisdiction	(Commission File Number)	(I.R.S.Employer
of incorporation)		Identification No.)

3034 Owens Drive

Antioch, Tennessee 37013

(Address of principal executive offices, including Zip Code)

(800) 251-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

On March 3, 2016 the Audit Committee of the Company’s Board of Directors (the “Audit Committee”) determined to replace the Company’s independent audit firm, Ernst & Young, LLP (“E&Y”) with Deloitte & Touche, LLP (“Deloitte”). On March 3, 2016 the Audit Committee retained Deloitte to provide independent audit services to the Company for its fiscal year 2016, ending December 31, 2016 and dismissed E&Y.

E&Y’s reports on the Company’s financial statements as of and for the past two fiscal years ended January 2, 2016 and January 3, 2015 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company’s two most recent fiscal years ended January 2, 2016 and January 3, 2015, and during the subsequent interim period through March 3, 2016, there were (i) no “disagreements” with E&Y (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y would have caused E&Y to make reference to the subject matter of the disagreements in connection with its reports, and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

E&Y has been provided with a copy of the disclosure in this Form 8-K and its response is filed as Exhibit 16.1 hereto.

During the fiscal years ended January 2, 2016 and January 3, 2015, and the subsequent interim period through March 3, 2016, neither the Company nor anyone acting on its behalf has consulted with Deloitte with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue or (ii) any matter that was either the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d)	The exhibits incorporated herein by reference or filed as part of this report are set forth in the attached Exhibit Index.

Exhibit No.	Description
16.1	Letter from E&Y to the Securities and Exchange Commission dated March 3, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Symmetry Surgical Inc.
(Registrant)

Date: March 4, 2016	By:	/s/ Thomas J. Sullivan
Name: Thomas J. Sullivan Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from E&Y to the Securities and Exchange Commission dated March 3, 2016.